Exhibit 99.3

JINGBO TECHNOLOGY, INC. AND

SUBSIDIARIES UNAUDITED CONSOLIDATED COMBINED

PRO FORMA FINANCIAL INFORMATION

Introduction

The unaudited pro forma combined financial statements of Jingbo Technology, Inc. (“SVMB”) and Xinghe Technology Limited (“Xinghe”) as of August 31, 2024 and for the year ended February 29, 2024. The historical financial statements of SVMB were derived from unaudited quarterly financial statements for as of and the period ended August 31, 2024 filed in 10-Q and audited financial statements as of and for the year ended February 29, 2024 filed in 10-K. The historical financial statements for Xinghe were derived from unaudited quarterly financial statements as of and for the period ended August 31, 2024 and the audited financial statements as of and for the year ended February 29, 2024 on Form 8-K. The unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.

The unaudited pro forma combined balance sheet has been prepared as if the transaction had occurred as of August 31, 2024 and February 29, 2024 respectively. The unaudited pro forma condensed combined statements of operations have been prepared as if this transaction had occurred on August 31, 2024 and February 29, 2024, 2024 respectively. The unaudited pro forma condensed combined statements of cash flows have been prepared as if this transaction had occurred on August 31, 2024 and February 29, 2024 respectively.

These unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. Such information is not necessarily indicative of the operating results or financial position that would have occurred had the Share Exchange been completed at the dates indicated or what would be any future periods and should not be taken as representative of Company’s consolidated results of operations of financial condition following the completion of the transaction. In addition, the unaudited pro forma combined financial information is not intended to project future financial position or results of the combined company. Future results may vary significantly from the results reflected because of various factors.

JINGBO TECHNOLOGY, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

As of the six months ended August 31, 2024

	Xinghe	SMVB	Adjustments	Notes	Combined
Assets
Current assets
Cash and cash equivalents	86	1,279,035	-		1,279,121
Restricted cash	-	7,121	-		7,121
Accounts receivable	-	382,484	-		382,484
Inventories	-	135,799	-		135,799
Amounts due from related parties	22,314,978	16,000	(22,032,891)	(a)	298,087
Prepaid expenses and other current assets	35,261	3,609,839	-		3,645,100
Total current assets	22,350,325	5,430,278	(22,032,891)		5,747,712

Non-current assets
Plant and equipment, net	-	5,936,504	-		5,936,504
Intangible assets, net	-	10,742	-		10,742
Right-of-use assets	-	113,370	-		113,370
Other non-current assets	-	1,695,201	-		1,695,201
Total non-current assets	-	7,755,817	-		7,755,817
Total Assets	22,350,325	13,186,095	(22,032,891)		13,503,529

Liabilities and Stockholders’ (Deficit) Equity
Current liabilities
Short-term Loan	-	1,410,437	-		1,410,437
Accounts payables	-	826,389	-		826,389
Advances from customers	-	120,733	-		120,733
Other current payables	22,080,032	6,858,253	-		28,938,285
Taxes payable	-	48,883	-		48,883
Amounts due to related parties	-	24,326,107	(22,032,891)	(a)	2,293,216
Operating lease liabilities, current	-	45,868	-		45,868
Total current liabilities	22,080,032	33,636,670	(22,032,891)		33,683,811

Non-current liabilities
Operating lease liabilities, non-current	-	69,544	-		69,544
Long term payable	-	987,306	-		987,306
Total non-current liabilities	-	1,056,850	-		1,056,850

Total Liabilities	22,080,032	34,693,520	(22,032,891)		34,740,661

Stockholders’ (Deficit) Equity
Common stock	-	5,315	550,000	(b)	555,315
Subscription receivable	(50,000)	-	50,000	(b)	-
Contributed capital	50,000	-	(50,000)	(b)	-
Additional paid-in capital	276,741	9,530,921	(550,000)	(b)	9,257,662
Accumulated deficit	(11,850)	(32,931,974)	-		(32,943,824)
Accumulated other comprehensive income	5,402	2,091,244	-		2,096,646
Non-controlling interest	-	(202,931)	-		(202,931)
Total (Deficit) Equity	270,293	(21,507,425)	-		(21,237,132)

Total Liabilities and (Deficit) Equity	22,350,325	13,186,095	(22,032,891)		13,503,529

JINGBO TECHNOLOGY, INC.

UNAUDITED PRO FORMA COMBINED

STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

For the six months ended August 31, 2024

	Xinghe	SVMB	Adjustments	Combined
Net revenues	-	704,776	-	704,776
Cost of revenues	-	(1,209,872)	-	(1,209,872)
Gross loss	-	(505,096)	-	(505,096)

Operating expenses:
Selling and marketing expenses	-	(417,947)	-	(417,947)
General and administrative expenses	(11,850)	(1,756,448)	-	(1,768,298)
Research and development expenses	-	(166,984)	-	(166,984)
Total operating expenses	(11,850)	(2,341,379)	-	(2,353,229)

Operating loss	(11,850)	(2,846,475)	-	(2,858,325)

Interest income	-	81	-	81
Interest expense	-	(61,221)	-	(61,221)
Other expense.net	-	(2,569,885)	-	(2,569,885)
Total other expenses	-	(2,631,025)	-	(2,631,025)

Income before income tax expense	(11,850)	(5,477,500)	-	(5,489,350)

Provision for income taxes	-	(14)	-	(14)

Net loss	(11,850)	(5,477,514)	-	(5,489,364)

Other comprehensive income:
Foreign currency translation income/(loss)	4,276	(9,370)	-	(5,094)
Total comprehensive loss	(7,574)	(5,486,884)	-	(5,494,458)

Net loss attributable to:
Owners of the Company	(11,850)	(5,430,641)	-	(5,442,491)
Non-controlling interest	-	(46,873)	-	(46,873)
	(11,850)	(5,477,514)	-	(5,489,364)
Total comprehensive loss attributable to:
Owners of the Company	(7,574)	(5,439,019)	-	(5,446,593)
Non-controlling interest	-	(47,865)	-	(47,865)
	(7,574)	(5,486,884)	-	(5,494,458)

JINGBO TECHNOLOGY, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF CASH FLOWS

For the six months ended August 31, 2024

	Xinghe	SVMB	Adjustments	Notes	Combined
Net loss	(11,850)	(5,477,514)	-		(5,489,364)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	-	352,672	-		352,672
Depreciation of right-of-use assets	-	32,323	-		32,323
Loss on disposal of fixed assets	-	225,323	-		225,323
Loss on disposal of subsidiary	-	2,125,703	-		2,125,703
Changes in operating assets and liabilities:
Accounts receivable	-	126,280	-		126,280
Inventories	-	71,386	-		71,386
Prepaid expenses and other current assets	-	(268,090)	-		(268,090)
Other non-current assets	-	857,425	-		857,425
Accounts payable and other current liabilities	-	2,596,625	-		2,596,625
Net cash provided by / (used in) operating activities	(11,850)	642,133	-		630,283

Cash flows from investing activities
Purchase of property and equipment	-	(418,429)	-		(418,429)
Interest-free loan lent to related parties	-	(2,126)	-		(2,126)
Interest-free loan repaid by related parties	11,848	98,184	(11,848)	(a)	98,184
Net cash provided by / (used in) investing activities	11,848	(322,371)	(11,848)		(322,371)

Cash flows from financing activities
Proceeds from interest-free loan from a related parties	-	276,000	-		276,000
Repayment of interest-free loan to a related parties	-	(257,579)	11,848	(a)	(245,731)
Disposal of subsidiaries, net of cash disposed of	-	812,647	-		812,647
Net cash provided by financing activities	-	831,068	11,848		842,916

Effect of exchange rate changes on cash and cash equivalents	56	(13,179)	-		(13,123)

Net increase of cash and cash equivalents	54	1,137,651	-		1,137,705

Cash and cash equivalents–beginning of year	32	148,505	-		148,537

Cash and cash equivalents–end of year	86	1,286,156	-		1,286,242

Supplementary cash flow information:
Income taxes	-	14	-		14
Interest expense	-	61,221	-		61,221

JINGBO TECHNOLOGY, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

As of the year ended February 29, 2024

	Xinghe	SMVB	Adjustments	Notes	Combined
Assets
Current assets
Cash and cash equivalents	32	142,434	-		142,466
Restricted cash	-	6,071	-		6,071
Accounts receivable	-	500,564	-		500,564
Inventories	-	203,752	-		203,752
Amounts due from related parties	22,233,602	110,173	(21,955,735)	(a)	388,040
Prepaid expenses and other current assets	34,733	3,292,994	-		3,327,727
Total current assets	22,268,367	4,255,988	(21,955,735)		4,568,620

Non-current assets
Plant and equipment, net	-	6,000,826	-		6,000,826
Intangible assets, net	-	13,867	-		13,867
Right-of-use assets	-	85,541	-		85,541
Other non-current assets	-	2,510,438	-		2,510,438
Total non-current assets	-	8,610,672	-		8,610,672
Total Assets	22,268,367	12,866,660	(21,955,735)		13,179,292

Liabilities and Stockholders’ (Deficit) Equity
Current liabilities
Short-term Loan	-	1,389,333	-		1,389,333
Accounts payables	-	643,192	-		643,192
Advances from customers	-	38,168	-		38,168
Other current payables	21,990,500	2,464,304	-		24,454,804
Taxes payable	-	60,639	-		60,639
Amounts due to related parties	-	23,959,944	(21,955,735)	(a)	2,004,209
Operating lease liabilities, current	-	80,165	-		80,165
Total current liabilities	21,990,500	28,635,745	(21,955,735)		28,670,510

Non-current liabilities
Operating lease liabilities, non-current	-	15,496	-		15,496
Long term payable	-	2,917,599	-		2,917,599
Total non-current liabilities	-	2,933,095	-		2,933,095

Total Liabilities	21,990,500	31,568,840	(21,955,735)		31,603,605

Stockholders’ (Deficit) Equity
Common stock	-	5,315	550,000	(b)	555,315
Subscription receivable	(50,000)	-	50,000	(b)	-
Contributed capital	50,000	-	(50,000)	(b)	-
Additional paid-in capital	276,741	9,530,921	(550,000)	(b)	9,257,662
Accumulated deficit	-	(29,311,229)	-		(29,311,229)
Accumulated other comprehensive income	1,126	2,109,066	-		2,110,192
Non-controlling interest	-	(1,036,253)	-		(1,036,253)
Total (Deficit) Equity	277,867	(18,702,180)	-		(18,424,313)

Total Liabilities and (Deficit) Equity	22,268,367	12,866,660	(21,955,735)		13,179,292

JINGBO TECHNOLOGY, INC.

UNAUDITED PRO FORMA COMBINED

STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

For the year ended February 29, 2024

	Xinghe	SVMB	Adjustments	Combined
Net revenues	-	1,583,637	-	1,583,637
Cost of revenues	-	(2,121,929)	-	(2,121,929)
Gross loss	-	(538,292)	-	(538,292)

Operating expenses:
Selling and marketing expenses	-	(295,609)	-	(295,609)
General and administrative expenses	-	(3,888,621)	-	(3,888,621)
Research and development expenses	-	(334,029)	-	(334,029)
Impairment losses	-	(52,097)	-	(52,097)
Total operating expenses	-	(4,570,356)	-	(4,570,356)

Operating loss	-	(5,108,648)	-	(5,108,648)

Interest income	-	718	-	718
Interest expense	-	(27,050)	-	(27,050)
Other expense.net	-	(347,097)	-	(347,097)
Total other expenses	-	(373,429)	-	(373,429)

Loss before taxes from operations	-	(5,482,077)	-	(5,482,077)

Provision for income taxes	-	-	-	-

Net loss	-	(5,482,077)	-	(5,482,077)

Other comprehensive income:
Foreign currency translation income	(10,629)	736,277	-	725,648
Total comprehensive loss	(10,629)	(4,745,800)	-	(4,756,429)

Net loss attributable to:
Owners of the Company	-	(5,296,123)	-	(5,296,123)
Non-controlling interest	-	(185,954)	-	(185,954)
	-	(5,482,077)	-	(5,482,077)
Total comprehensive loss attributable to:
Owners of the Company	(10,629)	(4,552,254)	-	(4,562,883)
Non-controlling interest	-	(193,546)	-	(193,546)
	(10,629)	(4,745,800)	-	(4,756,429)

JINGBO TECHNOLOGY, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF CASH FLOWS

For the year ended February 29, 2024

	Xinghe	SVMB	Adjustments	Combined
Net loss	-	(5,482,077)	-	(5,482,077)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	-	814,569	-	814,569
Depreciation of right-of-use assets	-	140,861	-	140,861
Bad debt expense	-	52,097	-	52,097
Loss on disposal of fixed assets	-	809	-	809
Loss on disposal of right-of-used asset	-	8,131	-	8,131
Changes in operating assets and liabilities:
Accounts receivable	-	94,770	-	94,770
Inventories	-	(487,474)	-	(487,474)
Prepaid expenses and other current assets	-	1,060,083	-	1,060,083
Other non-current assets	-	463,924	-	463,924
Accounts payable and other current liabilities	34	1,500,608	-	1,500,608
Net cash provided by / (used in) operating activities	34	(1,833,699)	-	(1,833,665)

Cash flows from investing activities
Proceeds from sale of property and equipment	-	731	-	731
Purchase of property and equipment	-	(55,446)	-	(55,446)
Interest-free loan lent to related parties	-	(1,462)	-	(1,462)
Interest-free loan repaid by related parties	-	4,357	-	4,357
Net cash used in investing activities	-	(51,820)	-	(51,820)

Cash flows from financing activities
Proceeds of short-term loans	-	1,462,158	-	1,462,158
Proceeds from long-term borrowings	-	2,897,248	-	2,897,248
Proceeds from interest-free loan from a related parties	-	1,150,344	-	1,150,344
Repayment of interest-free loan to a related parties	-	(3,802,357)	-	(3,802,357)
Net cash provided by financing activities	-	1,707,393	-	1,707,393

Effect of exchange rate changes on cash and cash equivalents	(2)	(4,442)	-	(4,444)

Net increase/(decrease) of cash and cash equivalents	32	(182,568)	-	(182,536)

Cash and cash equivalents–beginning of year	-	331,073	-	331,073

Cash and cash equivalents–end of year	32	148,505	-	148,537

Supplementary cash flow information:
Income taxes	-	185	-	185
Interest expense	-	27,050	-	27,050

1.	Organization and Principal Activities

On November 18, 2024, SVMB entered in to a Shares Exchange Agreement (the “Shares Exchange Agreement”) with Xinghe, and Hangdu Technology Limited, a British Virgin Islands company and the sole shareholder of Xinghe (“Hangdu”). Pursuant to the Share Exchange Agreement, One Hundred Percent (100%) of the ownership interest of Xinghe was exchanged for 550,000,000 shares of common stock of SVMB issued to the Shareholders. The former stockholders of Xinghe will acquire a majority of the issued and outstanding common stock as a result of the share exchange transaction. The transaction has been accounted for as a recapitalization of the Company, whereby Xinghe is the accounting acquirer.

Immediate after completion of such share exchange, Hangdu became the largest shareholder of SVMB and held approximately 99.0% issued and outstanding shares of SVMB.

Xinghe was incorporated under the laws of the British Virgin Islands on September 9, 2024, which was fully owned by Hangdu.

Keqiao Limited was incorporated under the laws of the HK on October 2, 2024, which was fully owned by Xinghe.

Guangzhou Keqiao Enterprise Management Consulting Co., Ltd (“Keqiao WFOE”) was incorporated under the laws of the PRC on September 22, 2024. Its sole director is Xiujuan Chen. It specializes in digital culture and creative software development.

Guangzhou Keqiao Technology Co., Ltd (“Guangzhou Keqiao”) was incorporated under the laws of the PRC on August 22, 2024. Its sole director is Xiujuan Chen. It mainly focuses on IT system maintenance, digital content creation, AI and big data solutions, software and system development.

Shaoxing Keqiao Zhuyi Technology Co., Ltd (“Shaoxing Keqiao”) was incorporated under the laws of the PRC on February 18, 2022, which was fully owned by Guangzhou Keqiao. It mainly focuses on IoT Technology R&D.

Pursuant to the Business Operation Agreement entered into among Keqiao WFOE and Guangzhou Keqiao between October 31,2024, Xinghe obtained controlled over these PRC domestic companies by entering into a series of contractual arrangements with these PRC domestic companies and their nominee shareholders. These contractual agreements include power of attorney, exclusive option agreement, exclusive business cooperation agreements and equity pledge agreements. These contractual agreements can be extended at the relevant PRC subsidiaries’ options prior to the expiration date. As a result, Xinghe maintains the ability to control these PRC domestic companies, is entitled to substantially all of the economic benefits from these PRC domestic companies and is obligated to absorb all expected losses of these PRC domestic companies.

2.	Basis of Presentation

The historical consolidated financial statements have been adjusted in the pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the business combination, (2) factually supportable and (3) with respect to the pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results following the business combination. The business combination was accounted for as reorganization of entities under common control. As a result, we measured the recognized assets and liabilities combined at their historical cost at the date of transfer. The pro forma combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

3.	Pro Forma Adjustments

The pro forma adjustments are based on management preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

(a)	Elimination of intercompany receivables and payables

(b)	Capital adjustments to (1) represents Jingbo Technology, Inc. capital being $555,315 and (2) any paid-in capital to subsidiaries as additional paid-in capital.

4.	Loss per Share

	Period Ended August 31, 2024	Year Ended February 29, 2024
Pro forma net loss	$(5,489,364)	$(5,482,077)

Weighted average shares outstanding:	555,315,412	1,551,276,294

Net Loss per share - basic and diluted	$(0.01)	$(0.01)